                                                                  EXHIBIT-10.2

                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 Amendment No. 6

     This Agreement, dated as of September 30, 1998, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than September 30, 1998 or this Agreement shall be of no force or effect:

     1. ADDITION OF SECTION 1.13A. A new Section 1.13A is added to the Credit Agreement immediately after Section 1.13 of the Credit Agreement to read in its entirety as follows:

          "1.13A "B SHARE PURCHASE DOCUMENTS" means, collectively, the (a) Pioneer Program Master Agreement, dated as of September 30, 1998, by and among the Company, Pioneering Management Corporation (the "Advisor"), Pioneer Funds Distributor, Inc. (the "Distributor"), PLT Finance, L.P. (the "Purchaser"), Putnam, Lovell, de Guardiola & Thornton Inc. (the "Program Administrator") and Bankers Trust Company as collection agent (the "Collection Agent"); (b) the Pioneer Program Purchase Agreement, dated as of September 30, 1998, by and between the Distributor and the Purchaser;
     (c) the Pioneer Program Funding and Collection Agency Agreement, dated as of September 30, 1998, by and among the Collection Agent, the Purchaser, the Program Administrator and the Distributor; (d) the Pioneer Program Servicer Agent Agreement, dated as of September 30, 1998, by and among the Purchaser, the Program Administrator and the Distributor as program servicer agent; and all other instruments, documents and agreements executed by the Company or its

     Subsidiaries in connection with the
     foregoing, to be entered into for the purpose of generating net proceeds sufficient to prepay all of the Credit Obligations with respect to the B Share Term Loan."

     2. AMENDMENT OF SECTION 1.113A. A new Section 1.113A is added to the Credit Agreement immediately after Section 1.113 of the Credit Agreement to read in its entirety as follows:

          "1.113A. "PORTFOLIO ASSETS" means with respect to each applicable Fund, all of the rights under the related Distribution Agreement, the related Distribution Plan and the related prospectus to receive amounts paid or payable in respect of Distribution Fees (including interest) and Contingent Deferred Sales Charges, in each case in respect of the B Shares of such Fund and in respect of B Shares of any other Fund acquired in any permitted free exchange of B Shares of the Fund in question, including any similar amount paid or payable under any replacement distribution plan, distribution agreement or prospectus, and any continuation payments in respect thereof paid or payable by the related Trust in respect of the B Shares of such Fund in the event of a termination of the related Distribution Plan, Distribution Agreement or prospectus."

     3. AMENDMENT OF SECTION 4.3. Section 4.3 of the Credit Agreement is amended to read in its entirety as follows:

     "4.3. MANDATORY PREPAYMENT OF B SHARE TERM LOAN.

               4.3.1. Until all of the Credit Obligations with respect to the B Share Term Loan are paid in full pursuant to Section 4.3.2 and in addition to any amounts paid in accordance with Section 4.2, the Borrower Subsidiaries will, as a mandatory prepayment of the B Share Term Loan, pay to the Agent for the Lenders' accounts on each Payment Date, commencing on the last Banking Day of the first full calendar quarter after the B Share Conversion Date, an amount equal to the greater of (i) 5% of the B Shares Term Loan outstanding on the B Share Conversion Date or (ii) the B Share Collection Amount for the quarter ending on such Payment Date; provided that the amount of any such prepayment shall not exceed the amount of the B Share Term Loan outstanding at the time of such prepayment.

               4.3.2. In addition to any amounts paid in accordance with Sections 4.2 and 4.3.1, the Borrower Subsidiaries will, as a mandatory prepayment of the B Share Term Loan, pay to the Agent for the Lenders' accounts on the earlier of (a) twenty-one Banking Days after the date of the consummation of the transactions contemplated by the B Share Purchase Documents or (b) three Banking Days after the receipt by the Company or any of its Subsidiaries of proceeds from the sale of the Portfolio Assets permitted in clause (a) of Section


                                      -2-
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          7.11.6, the full amount of the Credit Obligations with respect to the
          B Share Term Loan outstanding as of such date out of the proceeds of the sale of the Portfolio Assets permitted in clause (a) of Section 7.11.6."

     4. AMENDMENT OF SECTION 7.11. Section 7.11 of the Credit Agreement is amended by adding a new Section 7.11.6 immediately after 7.11.5 of the Credit Agreement to read in its entirety as follows:

          "7.11.6. Pursuant to the B Share Purchase Documents, the Company and its Subsidiaries may sell, transfer, convey and assign to PLT Finance, L.P. or its Affiliates the right, title and interest in, to and under all Portfolio Assets to be conveyed, arising directly and indirectly out of all applicable B Shares of each applicable Fund, the date of issuance of which B Shares is (a) before September [30], 1998 or (b) during the period from the date on which the transactions contemplated by the B Share Purchase Documents are consummated through the third anniversary of such date; PROVIDED that immediately before and after giving effect to any such sale, transfer, conveyance or assignment no Default exists; PROVIDED, FURTHER, that the proceeds of the sale permitted in clause (a) of this Section
     7.11.6 shall be used to prepay the B Share Term Loan as required by Section 4.3.2."

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

     1. LEGAL EXISTENCE, ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (i) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and
(ii) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

     2. ENFORCEABILITY. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

     3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement,


                                      -3-


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nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

          (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or Bylaws of the Company or any Subsidiary;

          (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

          (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

          (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

     4. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

     5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

     1. OFFICER'S CERTIFICATE. The representations and warranties contained in
Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of Exhibit 4(a), signed by an Executive Officer or a Financial Officer.


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     2. PAYMENT OF LEGAL FEES. The Borrower shall have paid the reasonable fees and disbursements of Ropes & Gray, special counsel to the Lenders, outstanding as of the Amendment Date.

     3. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     4. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.


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Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

THE PIONEER GROUP, INC.                 PIONEERING SERVICES CORPORATION


By /s/ William H. Keough                 By /s/ William H. Keough
  ----------------------                   ----------------------
  Title: Treasurer                         Title: Treasurer

60 State Street                         60 State Street
Boston, Massachusetts 02109-1820        Boston, Massachusetts 02109-1820


PIONEERING MANAGEMENT
CORPORATION


By /s/ William H. Keough
  ----------------------
  Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820


PIONEER MANAGEMENT (IRELAND)
LTD.


By John F. Cogan, Jr.
  ------------------
  Title: Director

60 State Street
Boston, Massachusetts 02109-1820


PIONEER FUNDS DISTRIBUTOR, INC.


By /s/ William H. Keough
  ----------------------
  Title: Treasurer

60 State Street
Boston, Massachusetts 02109-1820



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                    BANKBOSTON, N.A.


                    By /s/ Stewart P. Neff
                      --------------------
                      Title: Managing Director

                      Financial Institutions Division
                      100 Federal Street - 15th Floor
                      Boston, Massachusetts 02110
                      Telecopy: (617) 434-1537
                      Telex:  940581


                    THE BANK OF NEW YORK


                    By   Jean A. Mahony
                      -----------------
                    Title: Asst. Vice President

                    One Wall Street, 17th Floor
                    Mutual Fund Banking Division
                    New York, NY  10286
                    Telecopy:  (212) 635-6348
                    Telex:


                    SOCIETE GENERALE


                    By /s/ Woody Littlefield
                      ----------------------
                    Title: Vice President

                    1221 Avenue of the Americas
                    New York, New York 10020
                    Telecopy: (212) 278-7153

                    STATE STREET BANK & TRUST COMPANY


                    By: /s/ Michael St. Jean
                       ---------------------
                    Title: Vice President

                    225 Franklin Street, 8th Floor
                    Asset-Based Finance
                    Boston, MA 02110
                    Telecopy: (617) 338-4041


                    BANQUE NATIONALE DE PARIS


                    By: /s/ Laurent Vanderzyppe        Marguerite L. Lebon
                       ------------------------        -------------------
                       Title:  Vice President          Asst. Vice President

                    499 Park Avenue, 2nd Floor
                    New York, 10022
                    Telecopy: (212) 415-9707


                    MELLON BANK, N.A.


                    By: John Cooper
                       -------------
                       Title:  Vice President

                    One Mellon Bank Center
                    Mail Code: 1510370
                    Pittsburgh, PA 15258
                    Telecopy: (412) 234-8087

                                                                    EXHIBIT 4(a)

                              OFFICER'S CERTIFICATE

     Pursuant to Section 4(a) of Amendment No. 6 to Credit Agreement dated as of September 30, 1998 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (as amended, modified and in effect prior to giving effect to the Amendment, the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in
Section 3 of the Amendment are true and correct on and as of the Amendment Date with the same force and effect as though originally made on and as of the Amendment Date; no Default exists on the Amendment Date or will exist immediately after giving effect to the Amendment; and as of the Amendment Date, no Material Adverse Change has occurred.

     Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

     This certificate has been executed by a duly authorized Executive Officer or Financial Officer this 30th day of September, 1998.

                                THE PIONEER GROUP, INC.

                                By /s/ William H. Keough
                                  ----------------------
                                  Name: William H. Keough
                                  Title: Treasurer